                                                                   EXHIBIT 10.17

                               SERVICE AGREEMENT
                               -----------------

      This Agreement is made as of December 15, 1995 between IXC Carrier, Inc.,
                                   -----------     -
a Nevada corporation ("Lessor"), 5000 Plaza on the Lake, Suite 200, Austin, Texas 78746, and Telco Communications Group, Inc. ("Lessee") 4219 Lafayette Center Drive, Chantilly, Virginia 22021-1209.

      1. Scope and Rates. Lessor agrees to meet Lessee's DS-3 service request
         ---------------
in Las Vegas at Lessee's POP as Long as Lessee has chosen 4200 East Sahara as the POP space. The rates for Service are set forth in Exhibit D, unless otherwise specified in the applicable Purchase Order. Lessee may order the intercity services between cities listed in Exhibit C and effective September 15, 1996 Lessor guarantees providing services to these cities within 120 days Lessee shall have a "Take or Pay" Commitment (that is, Lessee shall pay for Services in such amount whether or not such Services are used) of $500,000.00 per month commencing January 1, 1997 and ending 24 months thereafter or upon Lessee's achievement of $18,000,000.00 in post - January l, 1996 revenue hereunder, whichever comes first. Notwithstanding the foregoing, Lessor agrees that the existing commitment of $125,000.00 per month as reflected in the Digital Service Agreement dated October 17, 1994, shall be rolled into this Agreement and become a part of the "Take Or Pay" Commitment. Effective January 1, 1997, all Exhibit E On-net services will be re-priced in accordance with the attached rate schedule, Exhibit D. All payments made for DS-1 and DS-3 services after January 1, 1996 shall apply to the $18,000,000.00 term revenue commitment. All new On-net services will be priced at rates in Exhibit D. Lessor agrees that IMT capacity will be provided at On-net rates after January 1, 1997 among the following cities: Austin, TX; Davenport, IA; Chattanooga, TN; Las Vegas, NV; Washington, D.C., and Fort Lauderdale, FL. Lessor further agrees that at least four (4) DS-3's between Las Vegas, Nevada and San Francisco, California and 1 DS-3 between Las Vegas, Nevada and San Diego, California will be made available at On-net rates in Exhibit D subsequent to January 1, 1997.

      Lessee may, at its' option, reconfigure On-net DS-l's and DS-3's originating in a particular On-net City by cancelling such Circuits (the "Old Circuits") and simultaneously ordering new Circuits originating in such city (the "New Circuits"), but only if all the following conditions are met: (i) the Old Circuits have been in service at the time of such reconfiguration for at least 90 days; (ii) Lessee shall pay for such reconfiguration the charge therefor set forth in Exhibit D; and (iii) the aggregate Monthly Lease Rates hereunder for the New Circuits must be equal to, or greater than, the aggregate Monthly Lease Rates for the Older Circuits; and (iv) the Circuit Lease Term for the New Circuits must not expire before the end of the last to expire of the Circuit Lease Terms of the Old Circuits. After January 1, 1997 DS-3's which have been in service for at least a 12 month term may be disconnected without the requirement of revenue replacement as long as the revenue commitments above are being met.

      2. Payments. Lessee shall pay Lessor each month within 30 days of the date
         --------
of invoice: (i) the monthly lease rate (prorated for any partial month) for each Available Circuit; (ii) the charges for other services received; and (iii) any shortfall in achieving the Take or Pay Commitment for such month. The first invoice shall be for the first two months; each invoice thereafter shall be for the following month. If any invoice is not paid when due: (i) a late charge shall accrue equal to 1-1/2% (or the maximum legal rate, if less) of the unpaid balance per month; and (ii) Lessor may suspend or terminate the Service.

      3. Term. The term hereof shall continue through the end of the Circuit
         ----
Lease Term which is last to expire. If Service continues thereafter, the applicable rates will be equal to 120% of the rates hereunder and Service may be terminated by either party upon 30 days' notice. Lessee may terminate any Circuit upon 90 days' notice; provided that if termination occurs: (i) prior to the Activation Date, Lessee shall reimburse Lessor in accordance with the Ancillary Pricing on Exhibit B hereto; and (ii) on or after such date, Lessee shall pay: (A) all charges for Service previously rendered; and (B) the amount due through the end of the applicable Circuit Lease Term (Lessor shall try to re-lease such Circuit for such term, refunding to Lessee the amount so collected, if any). If Lessor: (i) fails to provide Service within six months of the Requested Service Date; or (ii) fails to cure a material breach hereof within 45 days of notice from Lessee, Lessee may, as its only remedy, terminate the affected Circuit. No termination of any Circuit will effect or reduce Lessee's obligation to meet the Take or Pay Commitment described above.

             a) Lessee may order DS-1 circuits constituting a Distributed DS-3 from Lessor. Although Lessee may order such DS-l's separately, Lessee must, within 180 days of the Activation Date of the first DS-1 of such Distributed DS-3 to be activated (such period is referred to as the "Ramp Up Period"), order sufficient additional DS-l's as part of such Distributed DS-3 to reach 28 DS-l's. The price for such Distributed DS-3 service during the Ramp Up Period will be in accordance with Exhibit D.

      4. Limits of Liability. Lessor shall not be liable for any direct,
         -------------------
indirect, reliance or consequential damages, whether foreseeable or not, or for any damage to property, loss of profits, cost of replacement services, or claims of customers for service problems caused by any defect, delay in availability, or failure in the Service or by any other cause. In no event shall Lessor be liable in excess of the aggregate amount it has collected from Lessee hereunder. Lessor shall give Lessee a credit in accordance with its then-current outage policy for periods in which any Circuit loses continuity and fails to comply with applicable specifications. Such credit shall be Lessee's sole remedy with respect to such an event; provided, however, that no such credits shall be allowed and Lessor shall not be liable for any Service defect from causes outside its control, including accidents, cable cuts, fires, floods, emergencies, government regulation, wars, or acts of God. LESSOR DISCLAIMS ALL EXPRESS AND IMPLIED WARRANTIES RELATING TO SERVICE, INCLUDING BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. LESSEE HAS NOT RELIED ON ANY REPRESENTATION NOT SET FORTH HEREIN. LESSEE SHALL INDEMNIFY LESSOR FROM ANY CLAIMS MADE BY ANY LESSEE CUSTOMER

      5. General Terms. This Agreement shall be construed under the laws of
         -------------
Texas. All notices shall be in writing and shall be deemed given as of the date of delivery to the addresses set forth above. The waiver of a breach hereof shall not be construed to be a waiver of any subsequent breach. Lessor may terminate this Agreement without liability if Lessee becomes bankrupt or insolvent. Each party may refer any dispute relating hereto to arbitration in Austin, Texas under the rules of the American Arbitration Association. If any term hereof is held to be invalid or unenforceable, this Agreement shall be construed without such invalid or unenforceable term. This Agreement is the entire agreement between the parties pertaining to the Circuits. This Agreement may only be modified by an instrument in writing executed by each party.
Neither party may assign this Agreement without the written consent of the other party; provided, however, that a security interest in this Agreement may be granted by Lessor to its lenders. Lessee shall not disclose to any third party any information regarding the rates hereunder. Lessee shall indemnify Lessor for any damage or liablity incurred by Lessor arising from Lessee's actions or negligence. The rates hereunder do not include any sales, use or utility taxes. Lessee shall pay to Lessor any such taxes that Lessor may be required to collect or pay.

      6. Definitions. For purposes hereof: "Available" means all necessary
         -----------                        ---------
equipment for a Circuit has been installed. "Activation Date" means the date a
                                             ---------------
Circuit is first made Available to Lessee. "Circuit" means a DS-0, DS-1 or DS-3.
                                            -------
"Circuit Lease Term" means the term of a Circuit specified in the applicable
 ------------------
Purchase Order. "Circuit Mileage" means the length of a Circuit specified in the
                 ---------------
applicable Purchase Order. "DS-0" means a circuit complying with TR-TSY-000333
                            ----
"Switched and Special Access Services - Transmission Parameter Limits and Interface Combinations" Issue 1, July 1990. "DS-1 " means a circuit complying
                                             ----
with AT&T Tech. Ref. Pub. 62411, December 1990, with Addendurm 1. March 1991. and Bellcore TR-MWT-000499, Issue 5, December 1993. "DS-3" shall mean a circuit
                                                    ----
meeting the specifications set forth in AT&T Technical Reference Pub. 54014 Addendum 1, November 1992 and Bellcore TB-NWT-608499, Issue 5, December 1993. "DDS-3" or "Distributed DS-3" shall refer to a group of twenty-eight DS-1's
 -----
originating in one common On-net City and terminating in one or more On-net cities listed in Exhibit C. "Purchase Order" means any Lessee purchase order
                             --------------
accepted by Lessor. "Requested Service Date" means the date Service on a Circuit
                     ----------------------
is requested to commence specified in the applicable Purchase Order. "Service"
                                                                      -------
means transmission service provided between North American DSX standard cross-connect panels located in Lessor's terminal locations. "Take or Pay
                                                              -----------
Commitment" shall mean, with respect to a certain period and amount, that
- ----------
Lessor has the obligation to pay for DS-1 and DS-3 service hereunder in such amount for each month during such period, whether or not such service is used. Charges for services other than DS-1 or DS-3 service such as installation, ancillary services, local loops and any other services shall not be counted toward the Take or Pay Commitment.

         To confirm their agreement to be bound hereby, the parties have executed this agreement below:

IXC Carrier, Inc.                               Telco Communications Group, Inc.
5000 Plaza on the Lake, Suite 200               4219 Lafayette Center Drive
Austin, Texas 78746-1050                        Chantilly, Virginia 22021-1209.
Attention: Vice President of Sales & Marketing  Attention: Donald Burns
Telephone No.: (512) 328-1112                   Telephone No.: (703) 631-5651
Facsimile No.: (512) 328-7902                   Facsimile No.: (703) 803-3430

By: /S/John A. Colucci                          By: /S/Donald A. Burns
   -------------------------------                 -----------------------------
    John A. Colucci
    V.P. Marketing & Sales                          Donald A. Burns
   -------------------------------                 -----------------------------
   (Please Print - Name and Title)                 (Please Print-Name and Title)

            12/15/95                                December 15,1995
   -------------------------------                 -----------------------------
   (Date)                                          (Date)

                                LIST OF EXHIBITS

Exhibit A         Form of Purchase Order
Exhibit B         Maintenance and other Additional Services
Exhibit C         List of On-net Cities
Exhibit C-l       List of On-net Cities which are subject to availability
Exhibit D         List of Rates for Service
Exhibit E         List of Rates for 1/1/97 re-pricing

                                                     ---------------------------
REQ'ST SERVICE DATE:              EXHIBIT "A"              OFFICE USE ONLY
ACCEPTED EARLIER ACTIVATION:                          MSO#:
Y           N                  IXC CARRIER, INC.           --------------------
 ----------  ----------                               RELATED MSO:
CKT ID:                                                           -------------
       ----------------                              ---------------------------


                   PURCHASE ORDER FORM FOR CUSTOMER ORDER NO:
                                                             ----------
      Pursuant to the DIGITAL SERVICE AGREEMENT by and between IXC CARRIER, INC.
  as LESSOR and                                                       as LESSEE,
               -------------------------------------------------------
  dated            ,  19   , LESSEE order and LESSOR shall provide the following
       ------------   --
  Digital Transmission Service.

NEW                  RENEW                          QTY    RATE    TERM    MILES
   ---------------        ----------------
CANCEL               DISCONNECT              DS-3
      ------------             -----------         -----   -----   -----   -----
CHANGE               EXPEDITE    Y    N      DS-1
      ----------                 ---   ---         -----   -----   -----   -----
ON NET               OFF NET                 DSO
      ----------            --------------         -----   -----   -----   -----
PROTOCOL             RECONFIGURE             CIF
        --------                ----------         -----   -----   ------  -----
OTHER:                                       OTHER
      ------------------------------------        ------------------------------

CUSTOMER CONTACT:                            PHONE #              FAX #
                 -------------------------      -------------      -------------
TECHNICAL CONTACT:                           PHONE #              FAX #
                  ------------------------      -------------      -------------
CITY LOCATION A:                             CITY LOCATION B:
                --------------------------                    ------------------

- ------------------------------------------   -----------------------------------

Special                 Switched             Special          Switched
       ----------               ----------          ---------         ----------
Bypass Y    N           Owner                Bypass Y    N     Owner
        ---  ---             -------------           ---  ---       ------------
LESSOR TO PROVIDE:        CFA:    Y    N     LESSOR TO PROVIDE: CFA:  Y     N
                                  ---  ---                             ---   ---
LOA:   Y    N             ASR:    Y    N     LOA: Y     N       ASR:  Y     N
        ---  ---                   ---  ---        ---   ---           ---   ---

CUSTOMER (LESSEE) TO PROVIDE:                CUSTOMER (LESSEE) TO PROVIDE:
LOA: Y   N                                   LOA: Y   N
      --  --                                       --  --
Coordinate Coversion: Y    N                 Coordinate Conversion:   Y     N
                       ---  ---                                        ---   ---
CIF arrangement Y  N                         CIF arrangement Y  N
                 -- --                                        -- --
CIF  Attached Y  N                           CIF  Attached Y  N
               -- --                                        -- --
SPECIAL INSTRUCTIONS                         SPECIAL INSTRUCTIONS
                    ----------------------                       ---------------

- ------------------------------------------   -----------------------------------

- ------------------------------------------   -----------------------------------

MONTHLY LEASE RATE:                          NON RECURRING CHARGES:
Monthly IXC Charge:$                         Installation: $   ASR          $
                    -----------                             ---              ---
XQPT Lease Charge: $                         Installation: $   Reconfigure: $
                    -----------                             ---              ---
XXXcho Canellers:  $                         Installation: $   Expedite:    $
                    -----------                             ---              ---
XXXF Racks:        $                         Installation: $
                    -----------                             ---
XXXF Power:        $                         Installation: $
                    -----------                             ---
Other:             $                         Installation: $
                    -----------                             ---
TOTAL:             $                         TOTAL OF NON RECURRING CHARGES: $
                    -----------                                               --

   Notwithstanding anything in the Digital Service Agreement to the contrary,
   (1) a security interest in this Agreement may be granted by Lessor to any Lender and (2) Lessor may from time to time assign all its rights and obligation hereunder with respect to any Circuits to any Affiliate. Upon such assignment, this Agreement shall be deemed to be multiple agreements, each upon the terms and conditions set forth herein by and between Lessee and such affiliate with respect to such circuit between Lessor and Lessee with respect to the circuit not so assigned.

   IN WITNESS WHEREOF, the parties have executed this PURCHASE ORDER on
   the       day of         19
       ------       -------   --

- --------------------------------------    --------------------------------------
LESSOR APPROVAL/TITLE                     LESSEE AUTHORIZED REPRESENTATIVE/TITLE
(SERVICE PROVIDER)                        (CUSTOMER)
PLEASE FAX THIS DOCUMENT TO SALES AND MARKETING DEPARTMENT FAX# (512) 328-7632
- --------------------------------------------------------------------------------
FOR OFFICE USE ONLY

VERSION 1.6/03.28.95
- --------------------------------------------------------------------------------

                                   EXHIBIT B

                          CUSTOMER MAINTENANCE SUPPORT
                          ----------------------------


      IXC Carrier, Inc.'s (hereinafter referred to as IXC) standard fees for customer maintenance support services are as follows (unless set by precedence in a service contract):

      Maintenance services shall be defined as all work performed by IXC on equipment provided by or on behalf of the Customer, or supervision of the Customer's work within IXC's terminate facilities. Maintenance Service charges are not billed for troubles found within that portion of a circuit provided by IXC. The following billing rates apply for these services:

            A. $75 per hour (4 hour minimum-if dispatch is required) Monday through Friday during the business hours of 8:00 a.m. - 5:00 p.m. local time, exclusive of the following holidays:

                        New Years Day
                        President's Day
                        Memorial Day
                        Independence Day
                        Labor Day
                        Thanksgiving Day and the day after Thanksgiving Christmas Day

            B. $95 per hour (4 hour minimum) for overtime work done after business hours (defined above) and/or on holidays (defined above) and/or all day on Saturdays and Sundays.

            C. As requests for maintenance services are typically made via telephone, IXC must be advised, in writing as to the person(s) who are authorized to request service. It is the Customer's responsibility to keep IXC apprised of any changes to its list of representative(s).

            D. To request technical assistance and help under the maintenance services, a call must be made to our Network Control Center at 1-800-526-2488. This number should be used for IXC technical assistance, troubleshooting or testing of circuits, not for service impairment or outages. The person calling in must be on the authorized list in order to commit for charges for this technical assistance. If that person is not on the list, the request cannot be accommodated.

                    1. The Network Control Center personnel will take the call, record the caller's name and phone number along with facts concerning the assistance and support needed. The caller will then be given the number of the "Assistance Ticket."

                    2. Upon completion of work, this "Assistance Ticket" will be given to IXC's Accounting Department, and the customer will subsequently be billed based upon the information on that ticket. A copy will be attached to the invoice.

                 E. Except for emergencies, IXC technicians cannot be dispatched unless requests are made in accordance with the above call-out procedure.

                 ANCILLARY PRICING SCHEDULE FOR ON-NET SERVICE

NON-RECURRING CHARGES                               DS-1           DS-3
- ---------------------                               ----           ----
New Order Installation (On-Net)                     Waived         Waived

New Order lnstallation (Off-Net)                    ICB            ICB

Cancellation prior to Activation (On-Net)           $300.00        $1000.00

Cancellation prior to Activation (Off-Net)          Pass through Pass through

DS-l Ramp-Up per DS-O                               $ 50.00        N/A

Order Change (less than 5 business days)            $ 50.00        $  50.00

Order Cancellation (less than 5 business days)      $250.00        $ 250.00

ASR (new or disconnect) (Special Access Only)       $250.00        $ 250.00

ASR Supplement                                      $ 50.00        $  50.00

Order Expedite                                      $250.00        $ 250.00

Reconfiguration                                     $300.00        $1000.00

Ramped DS-3 Installation Per DS-l                   $500.00        N/A

Distributed DS-3 Installation Per DS-l              $100.00        N/A

MONTHLY RECURRING CHARGES                          DS-1            DS-3
- -------------------------                          ----            ----

Cross-connect charge                                $ 50.00         $ 200.00
 Other IXC to Lessor local access or bypass
 facility
 (Lessor long haul involved)

Local bypass charge                                 $200.00         $ 500.00
   Lessor POP to Lessor POP in same city, with no
   Lessor long haul attached at either Lessor POP.

MISCELLANEOUS                                       RECURRING   NON-RECURRING
- -------------                                       ---------   -------------
Ml3 l yr Term                                       $250/mo     $   0.00

ECHO CANCELLER (per circuit end)                    $250/mo     $ 500.00
SECOND END LOOP (Ex: for ADPCM)                     $50/mo      $  50.00
DEMAND MAINTENANCE                                  $75/hr 8 a.m.-5 p.m. M-F.
                                                    4 hour minimum if dispatch
                                                    is required; $95/hr after
                                                    hours with 4 hour minimum.
RACK SPACE                                          ICB-subject to availability.
SHELF SPACE                                         $100/ea/mo  ICB install
DC POWER                                            $12.50/amp/mo (5 amp
                                                    minimum; 5 amp increments)
CIF AC/DC POWER                                     ICB
ALL OTHER SERVICES                                  See Note (2)

(1) Services not described above will be considered special handling and charges will be assessed on an individual basis.

DS0 Ancillary Pricing

New Order Installation                                 150.00

Order Cancellation Prior to
Turn up                                                200.00

Order Expedite                                         200.00

Reconfiguration                                        200.00
(City Pairs the Same)

DACS Charge                                             35.00
(Switching Only)

DS0 DACS Port Charge                                    25.00
(Bell access at DACS)

DS1 DACS Port                                          125.00

Minimum Charge per DS-0                                 75.00

Notes:

1. All of the above charges are subject to change with a 30 day notice.

2. Services not described above will be considered special handling and charges will be assessed on an individual basis.

                                   EXHIBIT C
                          ON-NET DS-1 AND DS-3 CITIES
                          ---------------------------

ARIZONA                                     Battle Creek                         Royal Oak
 Phoenix LATA 666                                  175 Main Street                      3100 W. 14 Mile Rd.
       Phelps-Dodge Twr, Ste 1702                  (616)962                             (313)435
       2600 N. Central (602)279
                                            Bay City                             Saginaw
 Tucson LATA 668                                   100 E. Hart                          315 Meredith
       Arizona Bank Bldg.                          (517)667                             (517)771
       33 N. Stone, Suite 1610
       (520)792                             Birmingham                          MISSOURI
                                                   3100 W.14 Mile Rd.            Kansas City LATA 524
CALIFORNIA                                         (313)435                             Bank of Kansas City
 Los Angeles LATA 730                                                                   1125 Grand Ave., Suite 1704
       One Wilshire                         Dearborn                                    (816)283
       624 S. Grand, Suite 1615                    3900 Southfield Highway
       (213)622                                    (313)323                      St. Louis LATA 520
                                                                                        900 Walnut, Suite 220
DISTRICT OF COLUMBIA                        Detroit LATA 340                            (314)231
*Washington, D.C. LATA 236                         Book Bldg, Suite 2609
      1220 L Street N.W., 1st Floor                1249 Washington Blvd.        NEVADA
      (202)833                                     (313)961                     Las Vegas LATA 821
                                                                                (TBD-to be determined
                                            Detroit
ILLINOIS                                           1860 Gratiot Ave.            NEW JERSEY
 Chicago LATA 358                                  (313)259                      Newark LATA 224
       Prudential Building                                                              744 Broad Street, 3rd Floor
       130 E. Randolph, Suite 4001          Flint                                       (201)824
       (312)861                                    2001 S. Grand Traverse
                                                   (313)767                     NEW YORK
                                                                                 New York LATA 132
INDIANA                                     Grand Rapids                                60 Hudson St., 2nd Floor
 Indianapolis LATA 336                             209 Graham, S.W.                     (212)732
       Merchants Bank Bldg.                        (616)235
       11 S. Meridian                                                           OHIO
       Suite 1798/1799                      Jackson                              Akron LATA 325
       (317)637                                    170 W. North Street                  1 Cascade Plaza, Suite 1950
                                                   (517)783                             Main & Bowery
 South Bend LATA 332                                                                    (216)535
       213 W. Washington, St.               Kalamazoo
       15th Floor                                  303 Mills St.                 Cincinnati LATA 922
       (219)289                                    (616)385                             2300 Carew Tower
                                                                                        Suite 4701
                                            Lansing                                     441 Vine St. (513)651
MARYLAND                                           230 South St.
 Baltimore LATA 238                                (517)482                      Cleveland LATA 320
       1220 S. Howard                                                                   R.F. Keith Bldg., Suite 2117
       (301)752                             Midland                                     1621 Euclid Ave.
                                                   1000 Jefferson                       (216)771
MICHIGAN                                           (517)631
                                                                                 Columbus LATA 324
 Ann Arbor                                  Pontiac                                     Borden Bldg., Suite 1412
       1615 Plymouth Rd.                           324 S. Saginaw                       180 E. Broad St.
       (313)994                                    (313)338                             614(469)

                                  Page l of 2

 Dayton LATA 328                    Fort Worth LATA 552              *Customer may be required to pay
       1 National Bank Bldg.              810 E. Main, Suite 1705      cross connect fee.
       Suite 2220                         (817)870
       130 W. Second (513)461
                                    Harlingen LATA 568
 Toledo LATA 326                          513 E. Jackson
       319 Madison Ave., Ste 2901         Matz Building
       (419)242                           (210)425

OKLAHOMA                            Houston LATA 560
 Oklahoma City LATA 536                   293 N. Main Street
       100 N. Broadway, Ste 3020          (713)224
       (405)232
                                    Lubbock LATA 544
 Tulsa LATA 538                           1220 Broadway, #1901
       Lookout Mountain                   (806)762
       3500 S. 26th West Avenue
       (918)584                     McAllen LATA 568
                                          200 S. 10th Street, Suite 704
PENNSYLVANIA                              (210)632
 Philadelphia LATA 228
       2401 Locust St., 2nd Floor   Midland LATA 542
       (215)564                           KMID-TV Studio
                                          La Force Blvd &
 Pittsburgh LATA 234                      Air Terminal
       Oliver Building                    (915)561
       535 Smithfield St., Ste 2650
       (412)281                     San Angelo LATA 961
                                          36 E. Twohig, 15th Floor
TEXAS                                     (915)653
 Abilene LATA 550
       1049 N. Third, Suite 500     San Antonio LATA 566
       (915)675                           660 S. Santa Rosa
                                          (210)225
 Austin LATA 558
       621 Pleasant Valley Road     Waco LATA 556
       (512)389                           925 Washington St. Bell C.
                                          (817) Bell CO
 Corpus Christi LATA 564
       606 N. Carancahua, Ste 816
       Wilson Plaza
       (512)883

 Dallas LATA 552
       2323 Bryan, Suite 380
       2223 Houston St.
       (214)954 (214)969

 El Paso LATA 540
       El Paso National Bank Bldg.
       201 E. Main, Suite 1702
       (915)533

                                  EXHIBIT C-1
                          ON-NET DS-1 AND DS-3 CITIES
                          ---------------------------
                            SUBJECT TO AVAILABILITY
                            -----------------------


CALIFORNIA                                FLORIDA
 Bakersfield LATA 734                      Ft. Lauderdale LATA 458
        1430 Truxton Ave., Ste 730                1522 N.W. 23rd Avenue
        (805)327                                  (305)486

                                           Miami LATA 460
 Fresno LATA 728                                  2153 NW 22nd Street
        4605 E. Vine                              (305)324
        (209)486
                                          GEORGIA
                                           Atlanta LATA 438
 San Diego LATA 732                               165 Boulevard S.E.
        3750 Convoy Street, Ste. 312              (404)659
        (619)569
                                          IOWA
                                           Davenport
 San Francisco LATA 722                    (TBD-to be determined)
        Metropolitan Life Bldg.
        425 Market St., Ste 3800C
        (415)543                          NEW MEXICO
                                           Albuquerque LATA 664
                                                  200 Lomas Blvd, N.W.
                                                  13th Floor
                                                  (505)247
COLORADO
 Colorado Springs LATA 658                TENNESSEE
        102 S. Tejon, Suite 780            Chattanooga
        (719)471                           (TBD-to be determined)

 Denver LATA 656                          TEXAS
        931 14th Street, Suite 622         Amarillo LATA 546
        (303)572                                 Amarillo Petroleum Bldg.
                                                 203 W. 8th, Suite 607/608

                                   EXHIBIT D
                                   ---------

ON-NET SERVICE                                           MINIMUM CHARGE
- --------------                                           --------------
DS-0              I.C.B.                                    $ 75.00

DS-1                                                        $300.00
                  V & H Miles             Rate
                  -----------             ----
                  1-250                   .10
                  251-1000                .0925
                  1001+                   .085

DS-3                                                         $1800.00
                  V & H Miles             Rate
                  -----------             ----
                  1-200                   .0500
                  201-500                 .0470
                  501-1000                .0460
                  1000+                   .0450

DDS-3
                  V & H Miles             Rate
                  -----------             ----
                  1-250                   .085
                  251-1000                .079
                  1001+                   .073

Minimum in service term is for twelve (12) months.

OFF-NET SERVICE                                    MINIMUM CHARGE
- ---------------                                    --------------
DS-0     I.C.B.                                    I.C.B.

DS-1     I.C.B.                                    I.C.B.

DS-3     I.C.B.                                    I.C.B.

The term for Off-Net Service is based on an individual case basis.

                                   EXHIBIT E

                                                                      01/01/96                  01/01/97
Circuit I.D. City Pair      Product Service Order     V&H          Monthly Rate              Monthly Rate
- ---------------------------------------------------------------------------------------------------------------
TCT012964    LNNGMI-SGNWMI  DS-1    525-0164A          57   0.1462        $200.00        0.10        $136.80
TCT012509    OKCYOK-TULSOK  DS-1    525-0158           98    0.144        $338.69        0.10        $235.20
TCT012510    AUSTTX-WACOTX  DS-1    525-0159           96   0.1302        $300.00        0.10        $230.40
TCT012508    OKCYOK-TULSOK  DS-1    525-0158           98    0.144        $338.69        0.10        $235.20
TCT012114    AUSTTX-LTRKAR  DS-1    525-0156           --      --       $1,321.34         --       $1,321.34
TCT012115    AUSTTX-WACOTX  DS-1    525-0157           96   0.1302        $300.00        0.10        $230.40
TCT012648    AUSTTX-WACOTX  DS-1    525-0163           96   0.1302        $300.00        0.10        $230.40
TCT012962    LNNGMI-SGNWMI  DS-1    525-0164A          57   0.1462        $200.00        0.10        $136.80
TCT012963    LNNGMI-SGNWMI  DS-1    525-0164A          57   0.1462        $200.00        0.10        $136.80
TCT012961    LNNGMI-SGNWMI  DS-1    525-0164A          57   0.1462        $200.00        0.10        $136.80
TCT012649    AUSTTX-WACOTX  DS-1    525-0163           96   0.1302        $300.00        0.10        $230.40
TCT012960    LNNGMI-SGNWMI  DS-1    525-0164A          57   0.1462        $200.00        0.10        $136.80
TCT010692    AUSTTX-MDLDTX  DS-1    525-0109          293     0.09        $632.88      0.0925        $650.46
TCT010691    AUSTTX-HRLNTX  DS-1    525-0108          277    0.125        $831.00      0.0925        $614.94
TCT010706    AUSTTX-HRLNTX  DS-1    525-0115A         277    0.125        $831.00      0.0925        $614.94
TCT010708    AUSTTX-LBCKTX  DS-1    525-0116A         336     0.09        $725.76      0.0925        $745.92
TCT010707    AUSTTX-LBCKTX  DS-1    525-0116A         336     0.09        $725.76      0.0925        $745.92
TCT010687    AUSTTX-HRLNTX  DS-1    525-0108          277    0.125        $831.00        0.10        $664.80
TCT010686    AUSTTX-ABLNTX  DS-1    525-0107B         194     0.09        $419.04      0.0925        $430.68
TCT010688    AUSTTX-HRLNTX  DS-1    525-0108          277    0.125        $831.00      0.0925        $614.94
TCT010690    AUSTTX-HRLNTX  DS-1    525-0108          277    0.125        $831.00      0.0925        $614.94
TCT010689    AUSTTX-HRLNTX  DS-1    525-0108          277    0.125        $831.00      0.0925        $614.94
TCT010713    AUSTX-CRCHTX   DS-1    525-0118C         168    0.125        $504.00        0.10        $403.20
TCT010714    AUSTX-CRCHTX   DS-1    525-0118C         168    0.125        $504.00        0.10        $403.20
TCT010711    AUSTTX-LBCKTX  DS-1    525-0116A         336     0.09        $725.76      0.0925        $745.92
TCT010693    AUSTTX-MDLDTX  DS-1    525-0109          293     0.09        $632.88        0.10        $703.20
TCT010712    AUSTX-CRCHTX   DS-1    525-0118C         168    0.125        $504.00      0.0925        $372.96
TCT010718    AUSTX-AMRLTX   DS-1    525-0119B         418     0.09        $902.88      0.0925        $927.96
TCT010710    AUSTTX-LBCKTX  DS-1    525-0116A         336     0.09        $725.76      0.0925        $745.92
TCT010717    AUSTX-CRCHTX   DS-1    525-0118C         168    0.125        $504.00        0.10        $403.20
TCT010715    AUSTX-CRCHTX   DS-1    525-0118C         168    0.125        $504.00        0.10        $403.20
TCT010716    AUSTX-CRCHTX   DS-1    525-0118C         168    0.125        $504.00        0.10        $403.20
TCT010722    AUSTX-WACOTX   DS-1    525-0120B          96   0.1302        $300.00        0.10        $230.40
TCT010721    AUSTX-WACOTX   DS-1    525-0120B          96   0.1302        $300.00        0.10        $230.40
TCT010723    AUSTX-WACOTX   DS-1    525-0120B          96   0.1302        $300.00        0.10        $230.40
TCT010725    AUSTX-MDLDTX   DS-1    525-0121B         293     0.09        $632.88      0.0925        $650.46
TCT010724    AUSTX-MDLDTX   DS-1    525-0121B         293     0.09        $632.88      0.0925        $650.46
TCT010703    AUSTTX-ELPSTX  DS-1    525-0114A         534     0.09      $1,153.44      0.0925      $1,185.48
TCT010719    AUSTX-AMRLTX   DS-1    525-0119B         418     0.09        $902.88      0.0925        $927.96
TCT010720    AUSTX-AMRLTX   DS-1    525-0119B         418     0.09        $902.88      0.0925        $927.96
TCT010699    AUSTTX-AMRLTX  DS-1    525-0112A         418     0.09        $902.88      0.0925        $927.96
TCT010700    AUSTTX-AMRLTX  DS-1    525-0112A         418     0.09        $902.88      0.0925        $927.96
TCT010682    AUSTTX-ELPSTX  DS-1    525-0106A         534     0.09      $1,153.44      0.0925      $1,185.48
TCT010681    AUSTTX-ELPSTX  DS-1    525-0106A         534     0.09      $1,153.44      0.0925      $1,185.48
TCT010683    AUSTTX-ELPSTX  DS-1    525-0106A         534     0.05      $1,153.44      0.0925      $1,185.48
TCT010685    AUSTTX-ABLNTX  DS-1    525-0107B         194     0.09        $419.04        0.10        $465.60
TCT010684    AUSTTX-ELPSTX  DS-1    525-0106A         534     0.09      $1,153.44      0.0925      $1,185.48
TCT010705    AUSTTX-HRLNTX  DS-1    525-0115A         277    0.125        $831.00      0.0925        $614.94
TCT010704    AUSTTX-ELPSTX  DS-1    525-0114A         534     0.09      $1,153.44      0.0925      $1,185.48
TCT010697    AUSTTX-WACOTX  DS-1    525-011OA          96   0.1302        $300.00        0.10        $230.40
TCT010698    AUSTTX-WACOTX  DS-1    525-011OA          96   0.1302        $300.00        0.10        $230.40
TCT008606    AUSTTX-HSTNTX  LOL     525-0155B                           $1,440.00                  $1,440.00
TCT013043    AUSTTX-BRFDTX  LOL     525-0137A                             $330.00                    $330.00
TCT008479    AUSTTX-DLLSTX  LOL     525-0134                              $900 00                    $900.00

                                   EXHIBIT E

                                                                    01/01/96                  01/01/97
Circuit I.D. City Pair      Product Service      Order      V&H   Monthly Rate              Monthly Rate
- ----------------------------------------------------------------------------------------------------------
TCT008479    AUSTTX-DLLSTX  DS-3    525-0134      182        0.06      $7,338.24       0.05      $6,115.20
TCT008563    AUSTTX-DLLSTX  DS-3    525-0148      182        0.06      $6,727.00       0.05      $6,115.20
TCT008544    AUSTTX-ALBQNM  DS-3    525-0147      619        0.08     $33,280.00       0.46     $33,280.00
TCT008565    AUSTTX-OKCYOK  DS-3    525-0150A     358        0.06     $13,232.00      0.047     $11,307.07
TCT008564    AUSTTX-HSTNTX  DS-3    525-0149A     144        0.06      $5,323.00       0.05      $4,838.40
TCT008546    AUSTTX-DLLSTX  DS-3    525-0146      182        0.06      $6,726.72       0.05      $6,115,20
TCT008549    WASHDC-CLMBOH  DS-3    525-0143A     326        0.06     $12,050.00      0.047     $10,296.38
TCT008606    AUSTTX-HSTNTX  DS-3    525-0155B     144        0.06      $5,323.00       0.05      $4,838.40
TCT008550    WASHDC-TLDOOH  DS-3    525-0145A     392        0.06     $14,489.00      0.047     $12,380.93
TCT008547    WASHDC-AKRNOH  DS-3    525-0144      281        0.06     $10,423.00      0.047      $8,875.10
TCT008452    AUSTTX-HSTNTX  DS-3    525-0103A     144        0.06      $5,806.08       0.05      $4,838.40
TCT008714    DVNPIA-LNNGMI  DS-3    525-0161B     338        0.06     $12,493.00      0.047     $10,675.39
TCT008455    AUSTTX-FTWOTX  DS-3    525-0105A     173        0.06      $6,975.36       0.05      $5,812.80
TCT008454    AUSTTX-DLLSTX  DS-3    525-0104A     182        0.06      $7,338.24       0.05      $6,115.20
TCT008450    AUSTTX-HSTNTX  DS-3    525-0101B     144        0.06      $5,806.08       0.05      $4,838.40
TCT008480    AUSTTX-HSTNTX  DS-3    525-0131A     144        0.06      $5,806.08       0.05      $4,838.40
TCT008449    AUSTTX-SNANTX  DS-3    525-0100A      74        0.06      $2,983.68       0.05      $2,486.40
TCT008456    AUSTTX-OKCYOK  DS-3    525-0122B     358        0.06     $14,434.56      0.047     $11,307.07
TCT008713    DVNPIA-GDRPMI  DS-3    525-0160B     318        0.06     $11,754.00      0.047     $10,043.71
TCT012027    AUSTTX-WCFLTX  DS-1    525-0136       --         --       $1,638.00       --        $1,638.00
TCT012028    AUSTTX-WCFLTX  DS-1    525-0136       --         --       $1,638.00       --        $1,638.00
TCT010933    WASHDC-AUSTTX  DS-1    525-0129     1312        0.09      $2,833.92      0.085      $2,676.48
TCT010931    WASHDC-AUSTTX  DS-1    525-0129     1312        0.09      $2,833.92      0.085      $2,676.48
TCT010932    WASHDC-AUSTTX  DS-1    525-0129     1312        0.09      $2,833.92      0.085      $2,676.48
TCT012029    AUSTTX-WCFLTX  DS-1    525-0136       --         --       $1,638.00       --        $1,638.00
TCT011842    OKCYOK-TULSOK  DS-1    525-0153       98       0.144        $338.71       0.10        $235.20
TCT011843    OKCYOK-TULSOK  DS-1    525-0153       98       0.144        $338.69       0.10        $235.20
TCT011413    AUSTTX-TULSOK  DS-1    525-0140      416        0.09        $898.56     0.0925        $923.52
TCT013043    AUSTTX-BRFDTX  DS-1    525-0137A     336      0.2355      $1,899.42       --        $1,899.42
TCT011412    AUSTTX-SNANTX  DS-1    525-0138       74      0.1689        $300.00       0.10        $177.60
TCT010930    WASHDC-AUSTTX  DS-1    525-0129     1312        0.09      $2,833.92      0.085      $2,676.48
TCT010732    OKCYOK-TULSOK  DS-1    525-0123A      98      0.1276        $300.00       0.10        $235.20
TCT010733    OKCYOK-TULSOK  DS-1    525-0123A      98      0.1276        $300.00       0.10        $235.20
TCT010731    OKCYOK-TULSOK  DS-1    525-0123A      98      0.1276        $300.00       0.10        $235.20
TCT010729    OKCYOK-TULSOK  DS-1    525-0123A      98      0.1276        $300.00       0.10        $235.20
TCT010730    OKCYOK-TULSOK  DS-1    525-0123A      98      0.1276        $300.00       0.10        $235.20
TCT010734    OKCYOK-TULSOK  DS-1    525-0123A      98      0.1276        $300.00       0.10        $235.20
TCT010928    WASHDC-AUSTTX  DS-1    525-0129     1312        0.09      $2,833.92      0.085      $2,676.48
TCT010929    WASHDC-AUSTTX  DS-1    525-0129     1312        0.09      $2,833.92      0.085      $2,676.48
TCT010737    OKCYOK-TULSOK  DS-1    525-0123A      98      0.1276        $300.00       0.10        $235.20
TCT010735    OKCYOK-TULSOK  DS-1    525-0123A      98      0.1276        $300.00       0.10        $235.20
TCT010736    OKCYOK-TULSOK  DS-1    525-0123A      98      0.1276        $300.00       0.10        $235.20
TCT011844    OKCYOK-TULSOK  DS-1    525-0153       98       0.144        $338.69       0.10        $235.20
TCT012968    LNNGMI-SGNWMI  DS-1    525-0164A      57      0.1462        $200.00       0.10        $136.80
TCT012969    LNNGMI-SGNWMI  DS-1    525-0164A      57      0.1462        $200.00       0.10        $136.80
TCT012967    LNNGMI-SGNWMI  DS-1    525-0164A      57      0.1462        $200.00       0.10        $136.80
TCT012965    LNNGMI-SGNWMI  DS-1    525-0164A      57      0.1462        $200.00       0.10        $136.80
TCT012966    LNNGMI-SGNWMI  DS-1    525-0164A      57      0.1462        $200.00       0.10        $136.80
TCT013239    LNNGMI-SGNWMI  DS-1    525-0168A      57      0.1462        $200.00       0.10        $136.80
TCT013243    LNNGMI-SGNWMI  DS-1    525-0168A      57      0.1462        $200.00       0.10        $136.80
TCT013244    LNNGMI-SGNWMI  DS-1    525-0168A      57      0.1462        $200.00       0.10        $136.80
TCT013242    LNNGMI-SGNWMI  DS-1    525-0168A      57      0.1462        $200.00       0.10        $136.80
TCT013240    LNNGMI-SGNWMI  DS-1    525-0168A      57      0.1462        $200.00       0.10        $136.80
TCT013241    LNNGMI-SGNWMI  DS-1    525-0168A      57      0.1462        $200.00       0.10        $136.80

                                   EXHIBIT E

                                                          01/01/96         01/01/97
Circuit I.D. City Pair      Product Service Order V&H   Monthly Rate     Monthly Rate
- ---------------------------------------------------------------------------------------
TCT008547    WASHDC-AKRNOH  M13     525-0144                 $300.00          $300.00
TCT008456    AUSTTX-OKCYOK  M13     525-0122B                $300.00          $300.00
TCT008565    AUSTTX-OKCYOK  M13     525-0150A                $300.00          $300.00
TCT008714    DVNPIA-LNNGMI  M13     525-0161B                $300.00          $300.00
TCT008478    WASHDC-WASHDC  M13     525-0127A                $300.00          $300.00
TCT008565    AUSTTX-OKCYOK  OTH     525-0150A              $1,000.00        $1,000.00
TCT008606    AUSTTX-HSTNTX  OTH     525-0155B              $1,000.00        $1,000.00
TCT008450    AUSTTX-HSTNTX  OTH     525-0101B                $200.00          $200.00
TCT012114    AUSTTX-LTRKAR  OTH     525-0156                 $100.00          $100.00
TCT012028    AUSTTX-WCFLTX  OTH     525-0136                 $250.00          $250.00
TCT012029    AUSTTX-WCFLTX  OTH     525-0136                 $250.00          $250.00
TCT008478    WASHDC-WASHDC  OTH     525-0127A                $500.00          $500.00
TCT008481    AUSTTX-AUSTTX  OTH     525-0133               $1,000.00        $1,000.00
TCT008477    AUSTTX-AUSTTX  OTH     525-0132               $1,000.00        $1,000.00
TCT012027    AUSTTX-WCFLTX  OTH     525-0136                 $250.00          $250.00
TCT008546    AUSTTX-DLLSTX  OTH     525-0146               $1,000.00        $1,000.00
TCT008544    AUSTTX-ALBQNM  OTH     525-0147               $1,000.00        $1,000.00
TCT008563    AUSTTX-DLLSTX  OTH     525-0148               $1,000.00        $1,000.00
TCT008564    AUSTTX-HSTNTX  OTH     525-0149A              $1,000.00        $1,000.00
TCT011842    TULSOK-        SWA     525-0153                 $120.51          $120.51
TCT011843    TULSOK-        SWA     525-0153                 $120.51          $120.51
TCT011844    TULSOK-        SWA     525-0153                 $120.51          $120.51
TCT012509    TULSOK-        SWA     525-0158                 $120.51          $120.51
TCT012114    LTRKAR-        SWA     525-0156                 $120.51          $120.51
TCT013043    LBCKTX-        SWA     525-0137A                $160.75          $160.75
TCT012508    TULSOK-        SWA     525-0158                 $120.51          $120.51
TCT008550    WASHDC-TLDOOH  SWA     525-0145A              $1,350.00        $1,350.00
TCT011711    OKCYOK-        SWP     525-0151B                $165.00          $165.00
TCT011710    OKCYOK-        SWP     525-0151B                $165.00          $165.00
TCT011712    OKCYOK-OKCYOK  SWP     525-0151B                $165.00          $165.00
TCT011714    OKCYOK-        SWP     525-0151B                $165.00          $165.00
TCT011713    OKCYOK-        SWP     525-0151B                $165.00          $165.00
TCT011705    OKCYOK-OKCYOK  SWP     525-0151B                $165.00          $165.00
TCT011704    OKCYOK-OKCYOK  SWP     525-0151B                $165.00          $165.00
TCT011707    OKCYOK-OKCYOK  SWP     525-0151B                $165.00          $165.00
TCT011706    OKCYOK-OKCYOK  SWP     525-0151B                $165.00          $165.00
TCT011703    OKCYOK-OKCYOK  SWP     525-0151B                $165.00          $165.00
TCT011700    OKCYOK-        SWP     525-0151B                $165.00          $165.00
TCT013043    SNANTX-        SWP     525-0137A                $165.00          $165.00
TCT011702    OKCYOK-OKCYOK  SWP     525-1051B                $165.00          $165.00
TCT011701    OKCYOK-OKCYOK  SWP     525-0151B                $165.00          $165.00
TCT011709    OKCYOK-        SWP     525-0151B                $165.00          $165.00
TCT011708    OKCYOK-        SWP     525-0151B                $165.00          $165.00
TCT008478    WASHDC-WASHDC  XC3     525-0127A                $400.00          $400.00
                                                         --------------    ------------
                                                          $270,481.84      $241,992.05
                                                         ==============    ============